SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 20, 2021

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COEPTIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 20, 2021, Coeptis Pharmaceuticals, Inc. (“Coeptis”), our wholly-owned subsidiary, entered into amendment No. 1 to that certain promissory note in the original principal amount of $2,300,000 related to CD038-GEAR-NK-Auto to (i) make a payment of $550,000 towards the outstanding principal amount, (ii) extend the maturity date for the outstanding balance from December 31, 2021 to March 31, 2022 and increase the minimum percentage ownership from 20% to 25%. Pursuant to the amendment, if the promissory note is timely paid by March 31, 2022, Coeptis will maintain its 50% ownership interest in the CD038-GEAR-NK(Auto) product candidate, and if the promissory note is not timely paid by March 31, 2022, Coeptis’ ownership interest in such assets will automatically be reduced to 25% and the promissory note will be automatically cancelled and will no longer be due or payable. The original promissory note was described in our Current Report on Form 8-K that was filed with the SEC on August 19, 2021.

Simultaneous with the entering into of such amendment, Coeptis paid in full the outstanding amount due under that certain promissory note in the original principal amount of $950,000 related to CD038-SNP-DIAG. Upon the making of such payment, Coeptis secured its 50% ownership of the CD038-SNP-DIAG product candidate.

In addition, on December 20, 2021, we and VyGen-Bio, Inc. entered into a long form Co-development and Steering Committee Agreement, which agreement governs the relationship between us and VyGen-Bio related to development efforts and revenue sharing for both CD038-GEAR-NK(Auto) and CD038-SNP-DIAG product candidates. A copy of the Co-development and Steering Committee Agreement attached at Exhibits 4.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exh. No.	Exhibit

4.1	Co-development and Steering Committee Agreement with VyGen-Bio, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEPTIS THERAPEUTICS, INC.

Date: December 27, 2021	By:	/s/ David Mehalick
Name: David Mehalick
Title: Chairman

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